Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data

June 30, 2008

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company.  Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Table of Contents

Section

Portfolio Data:

Geographic Diversification	4
Property Summary – Occupancy at End of Each Period Shown (1)	5
Portfolio Occupancy at the End of Each Period (1)	6
Major Tenants (1)	7
Lease Expirations as of June 30, 2008	8
Leasing Activity (1)	9

Financial Data:

Consolidated Balance Sheets	10
Consolidated Statements of Operations	11
FFO and FAD Analysis	12
Unconsolidated Joint Venture Information	13
Debt Outstanding Summary	17
Senior Unsecured Notes Financial Covenants	17
Future Scheduled Principal Payments	18

Investor Information	19

Geographic Diversification

As of June 30, 2008
State	# of Centers	GLA	% of GLA
South Carolina	3	1,171,826	14%
Georgia	3	826,643	10%
New York	1	729,315	9%
Texas	2	620,310	7%
Delaware	1	568,869	7%
Alabama	1	557,185	7%
Michigan	2	436,751	5%
Tennessee	1	419,038	5%
Missouri	1	302,992	4%
Utah	1	300,891	4%
Connecticut	1	291,051	3%
Louisiana	1	282,403	3%
Iowa	1	277,230	3%
Oregon	1	270,280	3%
Illinois	1	256,514	3%
Pennsylvania	1	255,152	3%
New Hampshire	1	245,563	3%
Florida	1	198,950	2%
North Carolina	2	186,413	2%
California	1	171,300	2%
Maine	2	84,313	1%
Total (1)	29	8,452,989	100%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Property Summary – Occupancy at End of Each Period Shown

Wholly-owned properties
Location	Total GLA 6/30/08	% Occupied 6/30/08	% Occupied 3/31/08	% Occupied 12/31/07	% Occupied 9/30/07	% Occupied 6/30/07
Riverhead, NY	729,315	99%	94%	100%	98%	99%
Rehoboth, DE	568,869	99%	97%	99%	98%	99%
Foley, AL	557,185	93%	94%	97%	99%	98%
San Marcos, TX	442,510	97%	96%	99%	99%	99%
Myrtle Beach Hwy 501, SC	426,417	96%	94%	94%	96%	97%
Sevierville, TN	419,038	100%	99%	100%	99%	99%
Hilton Head, SC	393,094	88%	87%	89%	87%	88%
Charleston, SC	352,315	95%	94%	95%	94%	93%
Commerce II, GA	347,025	98%	98%	100%	98%	96%
Howell, MI	324,631	97%	93%	100%	99%	99%
Branson, MO	302,992	98%	93%	100%	100%	100%
Park City, UT	300,891	92%	93%	100%	100%	100%
Locust Grove, GA	293,868	100%	96%	99%	100%	95%
Westbrook, CT	291,051	99%	98%	100%	99%	94%
Gonzales, LA	282,403	100%	99%	100%	100%	100%
Williamsburg, IA	277,230	99%	99%	99%	99%	98%
Lincoln City, OR	270,280	99%	98%	100%	99%	96%
Tuscola, IL	256,514	82%	84%	80%	77%	72%
Lancaster, PA	255,152	98%	100%	100%	100%	99%
Tilton, NH	245,563	100%	100%	100%	100%	99%
Fort Myers, FL	198,950	93%	98%	94%	96%	96%
Commerce I, GA	185,750	72%	76%	91%	90%	90%
Terrell, TX	177,800	100%	100%	100%	100%	100%
Barstow, CA	171,300	99%	100%	97%	100%	100%
West Branch, MI	112,120	100%	100%	100%	100%	100%
Blowing Rock, NC	104,235	100%	98%	100%	98%	99%
Nags Head, NC	82,178	100%	100%	100%	100%	100%
Kittery I, ME	59,694	100%	100%	100%	95%	100%
Kittery II, ME	24,619	100%	94%	94%	94%	94%
Boaz, AL	n/a	n/a	n/a	n/a	98%	96%
Total	8,452,989	96%	95%	98%	97% (1)	97% (1)

Unconsolidated joint ventures
Myrtle Beach Hwy 17, SC	402,013	99%	100%	100%	99%	100%
Wisconsin Dells, WI	264,929	100%	100%	100%	100%	100%

(1)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

Portfolio Occupancy at the End of Each Period (1)

06/08	03/08	12/07	09/07	06/07	03/07	12/06	09/06	06/06
96%	95%	98%	97%	97%	95%	98%	96%	96%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

(2)	Excludes the occupancy rate at our Charleston, South Carolina center which opened during the third quarter of 2006 and had not yet stabilized.

Major Tenants (1)

Ten Largest Tenants As of June 30, 2008
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	65	693,941	8.2%
Phillips-Van Heusen	94	432,843	5.1%
Nike	23	287,028	3.4%
Liz Claiborne	32	250,704	3.0%
VF Factory Outlet	30	273,286	3.2%
Adidas	32	265,676	3.1%
Dress Barn, Inc.	36	238,352	2.8%
Carter’s	44	216,221	2.6%
Polo Ralph Lauren	22	188,728	2.3%
Jones Retail Corporation	66	185,129	2.2%
Total of All Listed Above	444	3,031,908	35.9%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Lease Expirations as of June 30, 2008

Percentage of Total Gross Leasable Area (1)

3.00%	17.00%	17.00%	19.00%	16.00%	14.00%	3.00%	2.00%	2.00%	3.00%	4.00%
2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018+

Percentage of Total Annualized Base Rent (1)

2.00%	15.00%	18.00%	17.00%	17.00%	15.00%	3.00%	2.00%	2.00%	3.00%	6.00%
2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018+

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Leasing Activity (1)
	03/31/08	06/30/08	09/30/08	12/31/08	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	73	29			102	120
Gross leasable area	279,014	124,254			403,268	429,162
New initial base rent per square foot	$23.03	$26.20			$24.01	$22.01
Prior expiring base rent per square foot	$17.67	$19.13			$18.12	$16.88
Percent increase	30.4%	36.9%			32.5%	30.4%

New straight line base rent per square foot	$24.41	$27.62			$25.40	$23.14
Prior straight line base rent per square foot	$17.23	$18.90			$17.75	$16.52
Percent increase	41.7%	46.1%			43.1%	40.1%

Renewed Space:
Number of leases	166	50			216	218
Gross leasable area	800,197	184,007			984,204	1,019,869
New initial base rent per square foot	$19.37	$20.05			$19.50	$17.68
Prior expiring base rent per square foot	$16.94	$17.50			$17.05	$16.04
Percent increase	14.3%	14.6%			14.4%	10.2%

New straight line base rent per square foot	$20.04	$20.57			$20.14	$18.02
Prior straight line base rent per square foot	$16.99	$17.17			$17.03	$15.87
Percent increase	17.9%	19.8%			18.3%	13.6%

Total Re-tenanted and Renewed Space:
Number of leases	239	79			318	338
Gross leasable area	1,079,211	308,261			1,387,472	1,449,031
New initial base rent per square foot	$20.32	$22.53			$20.81	$18.96
Prior expiring base rent per square foot	$17.13	$18.16			$17.36	$16.29
Percent increase	18.6%	24.1%			19.9%	16.4%

New straight line base rent per square foot	$21.17	$23.41			$21.67	$19.53
Prior straight line base rent per square foot	$17.05	$17.87			$17.24	$16.06
Percent increase	24.1%	31.0%			25.7%	21.6%

(1)	Excludes one 402,013 square foot center in Myrtle Beach, SC and one 264,929 square foot center in Wisconsin Dells, WI, of which Tanger owns 50% interest in through joint venture arrangements.

Consolidated Balance Sheets (dollars in thousands)

	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07
Assets
Rental property
Land	$130,077	$130,077	$130,075	$129,921	$130,138
Buildings	1,130,536	1,127,956	1,104,459	1,074,310	1,074,260
Construction in progress	90,430	53,036	52,603	61,364	39,728
Total rental property	1,351,043	1,311,069	1,287,137	1,265,595	1,244,126
Accumulated depreciation	(333,995)	(323,520)	(312,638)	(302,411)	(296,319)
Total rental property – net	1,017,048	987,549	974,499	963,184	947,807
Cash & cash equivalents	1,088	2,302	2,412	2,434	1,223
Assets held for sale	--	--	--	2,052	--
Investments in unconsolidated joint ventures	11,667	9,193	10,695	11,908	14,324
Deferred charges – net	41,821	42,302	44,804	47,306	49,795
Other assets	28,097	31,698	27,870	26,563	28,904
Total assets	1,099,721	$1,073,044	$1,060,280	$1,053,447	$1,042,053
Liabilities, minority interest & shareholders’ equity
Liabilities
Debt
Senior, unsecured notes, net of discount	$398,779	$398,760	$498,741	$498,722	$498,704
Unsecured term loan	235,000	---	---	---	---
Mortgages payable, including premium	---	172,121	173,724	175,312	176,850
Unsecured lines of credit	128,300	156,900	33,880	23,300	7,900
Total debt	762,079	727,781	706,345	697,334	683,454
Construction trade payables	28,393	23,780	23,813	27,943	27,840
Accounts payable & accruals	34,831	54,203	47,185	35,237	26,656
Total liabilities	825,303	805,764	777,343	760,514	737,950
Minority interest in operating partnership	32,102	31,019	33,733	35,366	37,191
Shareholders’ equity
Preferred shares	75,000	75,000	75,000	75,000	75,000
Common shares	316	315	313	313	313
Paid in capital	355,733	353,237	351,817	350,701	349,599
Distributions in excess of net income	(189,458)	(177,353)	(171,625)	(169,419)	(165,139)
Accum. other comprehensive income (loss)	725	(14,938)	(6,301)	972	7,139
Total shareholders’ equity	242,316	236,261	249,204	257,567	266,912
Total liabilities, minority interest & shareholders’ equity	$1,099,721	$1,073,044	$1,060,280	$1,053,447	$1,042,053

Consolidated Statements of Operations (dollars and shares in thousands)

	Three Months Ended					YTD
	06/08	03/08	12/07	09/07	06/07	06/08	06/07
Revenues
Base rentals	$ 38,623	$ 37,232	$ 38,210	$ 37,207	$ 36,318	$ 75,855	$ 71,407
Percentage rentals	1,120	1,178	3,323	2,305	1,662	2,298	3,129
Expense reimbursements	15,692	17,478	18,482	16,719	15,764	33,170	30,777
Other income	1,570	1,388	1,963	2,155	1,590	2,958	3,088
Total revenues	57,005	57,276	61,978	58,386	55,334	114,281	108,401
Expenses
Property operating	17,525	19,219	20,490	19,158	17,822	36,744	34,735
General & administrative	5,677	5,271	4,911	4,916	4,903	10,948	9,180
Depreciation & amortization	14,690	15,583	14,940	14,941	15,490	30,273	33,929
Total expenses	37,892	40,073	40,341	39,015	38,215	77,965	77,844
Operating income	19,113	17,203	21,637	19,371	17,119	36,316	30,557
Interest expense	9,496	9,548	9,851	10,087	10,072	19,044	20,128
Loss on settlement of US treasury rate locks	8,910	---	---	---	---	8,910	---
Income before equity in earnings of unconsolidated joint ventures, minority interest and discontinued operations	707	7,655	11,786	9,284	7,047	8,362	10,429
Equity in earnings of unconsolidated joint ventures	558	394	443	461	334	952	569
Minority interest in operating partnership	23	(1,088)	(1,778)	(1,370)	(982)	(1,065)	(1,346)
Income from continuing operations	1,288	6,961	10,451	8,375	6,399	8,249	9,652
Discontinued operations (1)	---	---	22	22	26	---	54
Net income	1,288	6,961	10,473	8,397	6,425	8,249	9,706
Less applicable preferred share dividends	(1,407)	(1,406)	(1,406)	(1,406)	(1,407)	(2,813)	(2,813)
Net income (loss) available to common Shareholders	$ (119)	$ 5,555	$ 9,067	$ 6,991	$ 5,018	$ 5,436	$ 6,893
Basic earnings per common share:
Income (loss) from continuing operations	$ ---	$ .18	$ .29	$ .23	$ .16	$ .18	$ .22
Net income (loss)	$ ---	$ .18	$ .29	$ .23	$ .16	$ .18	$ .22
Diluted earnings per common share:
Income (loss) from continuing operations	$ ---	$ .18	$ .29	$ .22	$ .16	$ .17	$ .22
Net income (loss)	$ ---	$ .18	$ .29	$ .22	$ .16	$ .17	$ .22
Weighted average common shares:
Basic	31,068	30,979	30,867	30,847	30,824	31,024	30,784
Diluted	31,548	31,336	31,725	31,400	31,547	31,529	31,537

(1)
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”, the results of operations for properties sold for which we have no significant continuing involvement, including any gain or loss on such sales, and properties classified as assets held for sale, have been reported above as discontinued operations for both the current and prior periods presented.

FFO and FAD Analysis (dollars and shares in thousands)
	Three Months Ended					YTD
	06/08	03/08	12/07	09/07	06/07	06/08	06/07
Funds from operations:
Net income	$1,288	$6,961	$10,473	$8,397	$6,425	$8,249	$9,706
Adjusted for -
Minority interest in operating partnership	(23)	1,088	1,778	1,370	982	1,065	1,346
Minority interest, depreciation and amortization in discontinued operations	--	--	5	52	54	--	108
Depreciation and amortization uniquely significant to real estate – wholly owned	14,608	15,508	14,865	14,865	15,412	30,116	33,776
Depreciation and amortization uniquely significant to real estate – joint ventures	651	652	626	651	680	1,303	1,334
(Gain) on sale of real estate	--	--	(6)	--	--	--	--
Preferred share dividends	(1,407)	(1,406)	(1,406)	(1,406)	(1,407)	(2,813)	(2,813)
Funds from operations	$15,117	$22,803	$26,335	$23,929	$22,146	$37,920	$43,457

Funds from operations per share	$.40	$.61	$.70	$.64	$.59	$1.01	$1.16
Funds available for distribution:
Funds from operations	$15,117	$22,803	$26,335	$23,929	$22,146	$37,920	$43,457
Adjusted For -
Corporate depreciation excluded above	82	75	75	76	78	157	153
Amortization of finance costs	371	379	430	473	417	750	835
Loss on termination of US treasury lock derivatives	8,910	--	--	--	--	8,910	--
Amortization of share compensation	1,396	1,224	1,103	1,067	1,057	2,620	1,889
Straight line rent adjustment	(1,085)	(789)	(562)	(753)	(839)	(1,874)	(1,553)
Market rent adjustment	(198)	105	(270)	(277)	(236)	(93)	(600)
Market rate interest adjustment	(438)	(608)	(609)	(605)	(597)	(1,046)	(1,182)
2nd generation tenant allowances	(2,701)	(4,177)	(4,247)	(3,268)	(5,314)	(6,878)	(11,361)
Capital improvements	(9,500)	(2,549)	(3,076)	(579)	(2,188)	(12,049)	(4,068)
Funds available for distribution	$11,954	$16,463	$19,179	$20,063	$14,524	$28,417	$27,570
Funds available for distribution per share	$.32	$.44	$.51	$.54	$.39	$.76	$.73
Dividends paid per share	$.38	$.36	$.36	$.36	$.36	$.74	$.70

FFO payout ratio	95%	59%	51%	56%	61%	73%	60%
FAD payout ratio	119%	82%	71%	67%	92%	97%	96%
Diluted weighted average common shs.	37,615	37,403	37,792	37,467	37,614	37,596	37,604

Unconsolidated Joint Venture Information – All
Summary Balance Sheets (dollars in thousands)
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	Tanger’s Share as of 6/30/08
Assets
Investment properties at cost – net	$73,033	$70,541	$71,022	$72,200	$73,272	$35,946
Construction in progress	181,246	134,756	103,568	81,638	55,487	60,415
Cash and cash equivalents	3,896	2,708	2,282	4,109	4,899	1,640
Deferred charges – net	6,184	2,157	2,092	2,746	2,733	$2,275
Other assets	7,894	8,613	8,425	9,305	8,843	3,143
Total assets	$272,253	$218,775	$187,389	$169,998	$145,234	$103,419

Liabilities & Owners’ Equity
Mortgage payable	$215,028	$173,249	$148,321	$128,886	$112,292	$81,851
Construction trade payables	28,129	20,736	13,052	14,128	1,423	9,534
Accounts payable & other liabilities	7,117	9,281	6,377	3,915	1,571	2,765
Total liabilities	250,274	203,266	167,750	146,929	115,286	94,150
Owners’ equity	21,979	15,509	19,639	23,069	29,948	9,269
Total liabilities & owners’ equity	$272,253	$218,775	$187,389	$169,998	$145,234	$103,419

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/08	03/08	12/07	09/07	06/07	06/08	06/07
Revenues	$5,031	$4,757	$5,049	$4,949	$4,780	$9,788	$9,416
Expenses
Property operating	1,720	1,802	1,891	1,643	1,596	3,522	3,360
General & administrative	79	19	29	60	117	98	159
Depreciation & amortization	1,344	1,345	1,354	1,353	1,409	2,689	2,766
Total expenses	3,143	3,166	3,274	3,056	3,122	6,309	6,825
Operating income	1,888	1,591	1,775	1,893	1,658	3,479	3,131
Interest expense	820	840	987	1,025	1,061	1,660	2,117
Net income	$1,068	$751	$788	$868	$597	$1,819	$1,014
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,617	$1,466	$1,563	$1,625	$1,544	$3,083	$2,961
Net income	$558	$394	$443	$461	$334	$952	$569
Depreciation (real estate related)	$651	$652	$626	$651	$680	$1,303	$1,334

Unconsolidated Joint Venture Information – Myrtle Beach Hwy 17
Summary Balance Sheets (dollars in thousands)
	6/30/08	3/31/08	12/31/07	9/30/07	6/30/07	Tanger’s Share as of 6/30/08
Assets
Investment properties at cost – net	$34,644	$34,985	$34,909	$35,541	$36,136	$17,322
Cash and cash equivalents	1,369	1,036	1,265	1,501	1,826	685
Deferred charges – net	644	724	799	896	986	322
Other assets	2,335	2,264	2,229	2,243	2,256	1,168
Total assets	$38,992	$39,009	$39,202	$40,181	$41,204	$19,497

Liabilities & Owners’ Equity
Mortgage payable	$35,800	$35,800	$35,800	$35,800	$35,800	$17,900
Construction trade payables	944	732	277	426	1,005	472
Accounts payable & other liabilities	1,626	2,272	1,491	841	319	814
Total liabilities	38,370	38,804	37,568	37,067	37,124	19,186
Owners’ equity	622	205	1,634	3,114	4,080	311
Total liabilities & owners’ equity	$38,992	$39,009	$39,202	$40,181	$41,204	$19,497

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/08	03/08	12/07	09/07	06/07	06/08	06/07
Revenues	$3,194	$2,888	$3,033	$3,208	$2,997	$6,082	$5,764
Expenses
Property operating	1,101	1,090	1,135	1,174	1,054	2,191	2,123
General & administrative	27	7	2	3	22	34	28
Depreciation & amortization	733	739	751	753	817	1,472	1,624
Total expenses	1,861	1,836	1,888	1,930	1,893	3,697	3,775
Operating income	1,333	1,052	1,145	1,278	1,104	2,385	1,989
Interest expense	543	501	559	566	555	1,044	1,106
Net income	$790	$551	$586	$712	$549	$1,341	$883
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$1,033	$896	$948	$1,014	$961	$1,929	$1,807
Net income	$406	$285	$334	$371	$289	$691	$470
Depreciation (real estate related)	$356	$360	$335	$361	$394	$716	$784

Unconsolidated Joint Venture Information – Wisconsin Dells
Summary Balance Sheets (dollars in thousands)
	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	Tanger’s Share as of 06/30/08
Assets
Investment properties at cost - net	$34,965	$35,556	$36,113	$36,659	$37,136	$17,483
Cash and cash equivalents	676	277	525	396	720	338
Deferred charges – net	640	706	771	836	898	320
Other assets	731	860	792	506	494	366
Total assets	$37,012	$37,399	$38,201	$38,397	$39,248	$18,507

Liabilities & Owners’ Equity
Mortgage payable	$25,250	$25,250	$25,250	$25,250	$25,250	$12,625
Construction trade payables	--	158	186	206	418	--
Accounts payable & other liabilities	727	591	874	517	607	364
Total liabilities	25,977	25,999	26,310	25,973	26,275	12,989
Owners’ equity	11,035	11,400	11,891	12,424	12,973	5,518
Total liabilities & owners’ equity	$37,012	$37,399	$38,201	$38,397	$39,248	$18,507

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/08	03/08	12/07	09/07	06/07	06/08	06/07
Revenues	$1,795	$1,848	$1,977	$1,704	$1,777	$3,643	$3,633
Expenses
Property operating	615	712	756	469	542	1,327	1,237
General & administrative	6	3	3	5	26	9	36
Depreciation & amortization	607	606	603	600	592	1,213	1,142
Total expenses	1,228	1,321	1,362	1,074	1,160	2,549	2,415
Operating income	567	527	615	630	617	1,094	1,218
Interest expense	271	339	428	459	506	610	1,011
Net income	$296	$188	$187	$171	$111	$484	$207
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$587	$567	$609	$614	$605	$1,154	$1,180
Net income	$158	$105	$105	$95	$67	$263	$125
Depreciation (real estate related)	$294	$292	$291	$290	$285	$586	$550

Unconsolidated Joint Venture Information – Deer Park
Summary Balance Sheets (dollars in thousands)
	06/30/08	03/31/08	12/31/07	09/30/07	06/30/07	Tanger’s Share as of 06/30/08
Assets
Investment properties at cost - net	$ 3,424	--	--	--	--	$ 1,141
Construction in progress	181,246	$134,756	$103,568	$81,638	$55,487	60,415
Cash and cash equivalents	1,851	1,395	492	2,212	2,353	617
Deferred charges – net	4,900	727	522	1,014	849	1,633
Other assets	4,828	5,489	5,404	6,556	6,093	1,609
Total assets	$196,249	$142,367	$109,986	$91,420	$64,782	$65,415

Liabilities & Owners’ Equity
Mortgage payable	$153,978	$112,199	$87,271	$67,836	$51,242	$51,326
Construction trade payables	27,185	19,846	12,589	13,496	--	9,062
Accounts payable & other liabilities	4,764	6,418	4,012	2,557	645	1,587
Total liabilities	185,927	138,463	103,872	83,889	51,887	61,975
Owners’ equity	10,322	3,904	6,114	7,531	12,895	3,440
Total liabilities & owners’ equity	$196,249	$142,367	$109,986	$91,420	$64,782	$65,415

Summary Statements of Operations (dollars in thousands)

	Three Months Ended					YTD
	06/08	03/08	12/07	09/07	06/07	06/08	03/07
Revenues	$42	$21	$39	$37	$6	$63	$19
Expenses
Property operating	4	--	--	--	--	4	--
General & administrative	46	9	24	52	69	55	95
Depreciation & amortization	4	--	--	--	--	4	--
Total expenses	54	9	24	52	69	63	95
Operating income	(12)	12	15	(15)	(63)	--	(76)
Interest expense	6	--	--	--	--	6	--
Net income (loss)	$(18)	$12	$15	$(15)	$(63)	$(6)	$(76)
Tanger’s share of:
Total revenues less property operating and general & administrative expenses (“NOI”)	$(2)	$4	$5	$(5)	$(21)	$ 2	$(25)
Net income (loss)	$(6)	$4	$5	$(5)	$(21)	$(2)	$(25)
Depreciation (real estate related)	$ 1	$--	$ --	$ --	$ --	$ 1	$--

Debt Outstanding Summary (dollars in thousands)

As of June 30, 2008
	Principal Balance	Interest Rate	Maturity Date

Unsecured debt
Unsecured term loan credit facility (1)	$235,000	Libor + 1.60%	6/10/11
Unsecured credit facilities	128,300	Libor + 0.75%	06/30/11
2015 Senior unsecured notes	250,000	6.15%	11/15/15
2026 Senior unsecured exchangeable notes	149,500	3.75%	8/15/26
Net discount, senior unsecured notes	(721)
Total debt	$762,079
Senior Unsecured Notes Financial Covenants (2)

As of June 30, 2008
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	60%	53%	Yes
Total Secured Debt to Adjusted Total Assets	40%	---%	Yes
Total Unencumbered Assets to Unsecured Debt	135%	190%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	2.00	3.63	Yes

(1)
In July 2008, we entered into an interest rate swap agreement with Wells Fargo Bank, N.A. for a notional amount of $118.0 million.  The purpose of the swap was to fix the interest rate on a portion of the $235.0 million outstanding under the term loan facility completed in June 2008.  The swap fixed the one month LIBOR rate at 3.605%.  This swap combined with the current spread of 160 basis points on the term loan facility fixes our interest rate on $118.0 million of variable rate debt at 5.205% until April 1, 2011.

(2)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.

Future Scheduled Principal Payments (dollars in thousands)

As of June 30, 2008
Year	Scheduled Amortization Payments	Balloon Payments	Total Scheduled Payments
2008	$ --	$ --	$ --
2009	--	--	--
2010	--	--	--
2011	--	363,300	363,300
2012	--	--	--
2013	--	--	--
2014	--	--	--
2015	--	250,000	250,000
2016	--	--	--
2017 & thereafter	--	149,500 (1)	149,500
	$ --	$ 762,800	$762,800
Net Discount on Debt			(721)
			$762,079

(1) Represents our exchangeable, senior unsecured notes issued in August 2006.  On and after August 18, 2011, holders may exchange their notes for cash in an amount equal to the lesser of the exchange value and the aggregate principal amount of the notes to be exchanged, and, at our option, Company common shares, cash or a combination thereof for any excess.  Note holders may exchange their notes prior to August 18, 2011 only upon the occurrence of specified events.  In addition, on August 18, 2011, August 15, 2016 or August 15, 2021, note holders may require us to repurchase the notes for an amount equal to the principal amount of the notes plus any accrued and unpaid interest thereon.

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors.  Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:  (336) 292-6825
Fax:      (336) 297-0931
e-mail:   tangermail@tangeroutlet.com
Mail:     Tanger Factory Outlet Centers, Inc.
              3200 Northline Avenue
              Suite 360
              Greensboro, NC  27408